--------------------------------------------------------------------------------
                              P R O S P E C T U S
     ----------------------------------------------------------------------

                         EUROPEAN REAL ESTATE PORTFOLIO
                          ASIAN REAL ESTATE PORTFOLIO
                           U.S. REAL ESTATE PORTFOLIO

                               PORTFOLIOS OF THE
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-548-7786

                                ----------------

    Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load, open-end management investment company, or mutual fund, which offers redeemable shares in a series of diversified and non-diversified investment portfolios ("portfolios"). The Fund is designed to provide clients with attractive alternatives for meeting their investment needs. The Fund currently consists of thirty-two portfolios representing a broad range of investment choices. This prospectus (the "Prospectus") pertains to the Class A and the Class B shares of the European Real Estate, Asian Real Estate and U.S. Real Estate Portfolios (each a "Portfolio" and together, the "Portfolios"). The Class A and Class B shares currently offered by the Portfolios have different minimum investment requirements and fund expenses. Shares of the Portfolios are offered with no sales charge, exchange fee or redemption fee.

    The Fund is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. With Morgan Stanley Asset Management Inc. as Adviser and Administrator (the "Adviser" and the "Administrator"), and with Morgan Stanley & Co. Incorporated ("Morgan Stanley") as Distributor, the Fund makes available to institutional and high net worth individual investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley and its affiliates.

    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. The Fund offers additional portfolios which are described in other prospectuses and under "Prospectus Summary" below. The Fund currently offers the following portfolios: (i) GLOBAL AND INTERNATIONAL EQUITY -- Active Country Allocation, Asian Equity, Asian Real Estate, Emerging Markets, European Equity, European Real Estate, Global Equity, Gold, International Equity, International Magnum, International Small Cap, Japanese Equity and Latin American Portfolios; (ii) U.S. EQUITY -- Aggressive Equity, Emerging Growth, Equity Growth, Small Cap Value Equity, Technology, U.S. Equity Plus, U.S. Real Estate and Value Equity Portfolios; (iii) EQUITY AND FIXED INCOME -- Balanced Portfolio; (iv) FIXED INCOME -- Emerging Markets Debt, Fixed Income, Global Fixed Income, High Yield and Municipal Bond Portfolios; and (v) MONEY MARKET -- Money Market and Municipal Money Market Portfolios. Additional information about the Fund is contained in a "Statement of Additional Information" dated September 26, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Fund are available upon request and without charge by writing or calling the Fund at the address and telephone number set forth above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS OCTOBER 1, 1997.

                                 FUND EXPENSES

    The following table illustrates the expenses and fees that a shareholder of each Portfolio will incur:

                                                              EUROPEAN      ASIAN       U.S.
                                                                REAL        REAL        REAL
                                                               ESTATE      ESTATE      ESTATE
SHAREHOLDER TRANSACTION EXPENSES                              PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------------------------------------------------  ---------   ---------   ---------
Maximum Sales Load Imposed on Purchases
  Class A...................................................       None        None        None
  Class B...................................................       None        None        None
Maximum Sales Load Imposed on Reinvested Dividends
  Class A...................................................       None        None        None
  Class B...................................................       None        None        None
Deferred Sales Load
  Class A...................................................       None        None        None
  Class B...................................................       None        None        None
Redemption Fees
  Class A...................................................       None        None        None
  Class B...................................................       None        None        None
Exchange Fees
  Class A...................................................       None        None        None
  Class B...................................................       None        None        None

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (Net of Fee Waivers)*
  Class A...................................................      0.54%       0.46%       0.66%
  Class B...................................................      0.54%       0.46%       0.66%
12b-1 Fees
  Class A...................................................       None        None        None
  Class B...................................................      0.25%       0.25%       0.25%
Other Expenses
  Class A...................................................      0.46%+      0.54%+      0.34%
  Class B...................................................      0.46%+      0.54%+      0.34%
                                                                   ---         ---         ---
Total Operating Expenses (Net of Fee Waivers)*
  Class A...................................................      1.00%       1.00%       1.00%
  Class B...................................................      1.25%       1.25%       1.25%
                                                                   ---         ---         ---
                                                                   ---         ---         ---

------------------------
+Estimated.
*The Adviser has agreed to waive its management fees and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each of the Portfolios to exceed a specified percentage of its respective average daily net assets. As a result of these reductions, the Management Fees stated above are lower than the contractual fees stated under "Management of the Fund." The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Fund." Set forth below, for each Portfolio, are the management fees and total operating expenses absent such fee waivers and/or expense reimbursements as a percent of the average daily net assets of the Class A shares and Class B shares, respectively.

                                                             TOTAL OPERATING
                                          MANAGEMENT            EXPENSES
                                              FEE          ABSENT FEE WAIVERS
                                          ABSENT FEE    -------------------------
PORTFOLIO                                   WAIVERS       CLASS A       CLASS B
----------------------------------------  -----------   -----------   -----------

European Real Estate Portfolio..........     0.80%         1.26%         1.51%
Asian Real Estate Portfolio.............     0.80%         1.34%         1.59%
U.S. Real Estate Portfolio..............     0.80%         1.14%         1.37%

    The purpose of the table above is to assist the investor in understanding the various expenses that an investor in the Portfolios will bear directly or indirectly. Expenses and fees for the European Real Estate and Asian Real Estate Portfolios are based on estimates assuming that the average daily net assets of both the Class A and Class B shares of the Portfolios will be $50,000,000. Expenses and fees for the U.S. Real Estate Portfolio are based on actual figures for the period ended December 31, 1996. Due to the continuous nature of Rule 12b-1 fees, long term Class B shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules.

    The following example illustrates the expenses that you would pay on a $1,000 investment assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind. The example is based on total operating expenses of the Portfolios after fee waivers.

                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------
European Real Estate Portfolio
  Class A..........................................................   $      10    $      32        *            *
  Class B..........................................................          13           40        *            *
Asian Real Estate Portfolio
  Class A..........................................................          10           32        *            *
  Class B..........................................................          13           40        *            *
U.S. Real Estate Portfolio
  Class A..........................................................          10           32           55          122
  Class B..........................................................          13           40           69          151

------------------------
*Because the European Real Estate and Asian Real Estate Portfolios are new, the
 Fund has not projected expenses for these Portfolios beyond the three year period shown.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following table provides financial highlights for the Class A and Class B shares of the U.S. Real Estate Portfolio for each of the periods presented. The audited financial highlights for the U.S. Real Estate Portfolio's shares for each of the periods presented are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are incorporated by reference into the Fund's Statement of Additional Information. The U.S. Real Estate Portfolio's financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon is also incorporated by reference into the Statement of Additional Information. Additional performance information is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. No financial highlights are included for the European Real Estate and Asian Real Estate Portfolios as they had not commenced operations as of December 31, 1996.

                           U.S. REAL ESTATE PORTFOLIO

                                                         CLASS A               CLASS B
                                               ---------------------------   ------------
                                                              PERIOD FROM    PERIOD FROM
                                                              FEBRUARY 24,    JANUARY 2,
                                                YEAR ENDED      1995* TO      1996*** TO
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   1996           1995           1996
                                               ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  11.42       $ 10.00        $ 11.50
                                               ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)..................        0.37          0.26           0.35
  Net Realized and Unrealized Gain on
   Investments...............................        4.02          1.84           3.92
                                               ------------   ------------   ------------
    Total from Investment Operations.........        4.39          2.10           4.27
                                               ------------   ------------   ------------
DISTRIBUTIONS
  Net Investment Income......................       (0.39)       (0.24)         (0.37)
  Net Realized Gain..........................       (1.01)       (0.44)         (1.01)
                                               ------------   ------------   ------------
    Total Distributions......................       (1.40)       (0.68)         (1.38)
                                               ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD...............    $  14.41       $ 11.42        $ 14.39
                                               ------------   ------------   ------------
                                               ------------   ------------   ------------
TOTAL RETURN.................................       39.56%        21.07%         38.23%
                                               ------------   ------------   ------------
                                               ------------   ------------   ------------
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (Thousands)......    $210,368       $69,509         $8,734
  Ratio of Expenses to Average Net
   Assets (1)................................        1.00%         1.00%**        1.25%**
  Ratio of Net Investment Income to Average
   Net Assets (1)............................        3.08%         4.04%**        2.91%**
  Portfolio Turnover Rate....................         171%          158%           171%
  Average Commission Rate#...................     $0.0568           N/A        $0.0568

------------------------------

(1)  Effect of voluntary expense limitation
      during the period:
       Per share benefit to net investment
        income...............................       $0.02         $0.02          $0.02
     Ratios before expense limitation:
       Expenses to Average Net Assets........        1.14%         1.33%**        1.37%**
       Net Investment Income to Average Net
        Assets...............................        2.93%         3.71%**        2.79%**

  * Commencement of operations.

 ** Annualized.

*** The Portfolio began offering Class B shares on January 2, 1996.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commisions were charged, during the period.

                               PROSPECTUS SUMMARY

THE FUND

    The Fund consists of thirty-two portfolios, offering institutional investors and high net worth individual investors a broad range of investment choices coupled with the advantages of a no-load mutual fund with Morgan Stanley and its affiliates providing customized services as Adviser, Administrator and Distributor. Each portfolio offers Class A shares and, except for the International Small Cap, Money Market and Municipal Money Market Portfolios, also offers Class B shares. Each portfolio has its own investment objective and policies designed to meet its specific goals. The investment objective of each Portfolio described in this Prospectus is as follows:

- The EUROPEAN REAL ESTATE PORTFOLIO seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.
- The ASIAN REAL ESTATE PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.
- The U.S. REAL ESTATE PORTFOLIO seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including substantial investment in real estate investment trusts.

    The other portfolios of the Fund are described in other prospectuses which may be obtained from the Fund at the address and phone number noted on the cover page of this Prospectus. The investment objectives of these other portfolios are listed below:

GLOBAL AND INTERNATIONAL EQUITY:
- The ACTIVE COUNTRY ALLOCATION PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by the Adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad country indices.
- The ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.
- The CHINA GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in The People's Republic of China, Hong Kong and Taiwan.
- The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.
- The EUROPEAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of European issuers.
- The GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
- The GOLD PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of foreign and domestic issuers engaged in gold-related activities.
- The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

- The INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S.
      issuers domiciled in EAFE countries.
- The INTERNATIONAL SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S.
      issuers with equity market capitalizations of less than $1 billion.
- The JAPANESE EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.
- The LATIN AMERICAN PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and, from time to time, debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY:
- The AGGRESSIVE EQUITY PORTFOLIO seeks capital appreciation by investing primarily in corporate equity and equity-linked securities.
- The EMERGING GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small- to medium-sized corporations.
- The EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.
- The MICROCAP PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small corporations.
- The SMALL CAP VALUE EQUITY PORTFOLIO seeks high long-term total return by investing in undervalued equity securities of small- to medium-sized companies.
- The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies that, in the opinion of the Adviser, are expected to benefit from their involvement in technology and technology-related industries.
- The U.S. EQUITY PLUS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the Standard & Poor's 500 Index ("S&P 500").
- The VALUE EQUITY PORTFOLIO seeks high total return by investing in equity securities which the Adviser believes to be undervalued relative to the stock market in general at the time of purchase.

EQUITY AND FIXED INCOME:
- The BALANCED PORTFOLIO seeks high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

FIXED INCOME:
- The EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.
- The FIXED INCOME PORTFOLIO seeks to produce a high total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities.
- The GLOBAL FIXED INCOME PORTFOLIO seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S.
      issuers.

- The HIGH YIELD PORTFOLIO seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.
- The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to produce as high a level of current income as is consistent with the preservation of capital by investing primarily in a variety of investment grade mortgage-backed securities.
- The MUNICIPAL BOND PORTFOLIO seeks to produce a high level of current income consistent with preservation of principal by investing in municipal obligations, the interest on which is exempt from federal income tax.

MONEY MARKET:
- The MONEY MARKET PORTFOLIO seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less.
- The MUNICIPAL MONEY MARKET PORTFOLIO seeks to maximize current tax-exempt income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less which are exempt from federal income tax.

    THE CHINA GROWTH, MICROCAP AND MORTGAGE-BACKED SECURITIES PORTFOLIOS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as investment adviser to the Fund and each of its portfolios. As of August 31, 1997, Morgan Stanley Asset Management Inc. and its affiliated asset management companies (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund -- Investment Adviser" and "Management of the Fund -- Administrator."

HOW TO INVEST

    Class A shares of each Portfolio are offered directly to investors at net asset value with no sales commission or 12b-1 charges. Class B shares of each Portfolio are offered at net asset value with no sales commission, but with a 12b-1 fee, which is accrued daily and paid quarterly, equal to 0.25% of the Class B shares' average daily net assets on an annualized basis. Share purchases may be made by sending investments directly to the Fund or through the Distributor. The minimum initial investment, generally, is $500,000 for Class A shares of each Portfolio and $100,000 for the Class B shares of each Portfolio. The minimum initial investment amount is reduced for certain categories of investors. For additional information on how to purchase shares and minimum initial investments, see "Purchase of Shares."

HOW TO REDEEM

    Class A shares or Class B shares of each Portfolio may be redeemed at any time, without cost, at the net asset value per share of shares of the applicable class next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. Certain redemptions that cause the value of an account to remain for a continuous 60-day period below the minimum investment amount for Class A shares or for Class B shares may result in involuntary redemption or automatic conversion. For additional information on how to redeem shares and involuntary redemption or conversion, see "Purchase of Shares -- Minimum Investment and Account Sizes; Conversion From Class A to Class B Shares," "Purchase of Shares -- Minimum Account Sizes and Involuntary Redemption of Shares" and "Redemption of Shares."

RISK FACTORS

    The investment policies of each of the Portfolios entail certain risks and considerations of which an investor should be aware. Because the Portfolios invest primarily in the securities of companies principally engaged in the real estate industry, their investments may be subject to the risks associated with the direct ownership of real estate. The Portfolios' share prices and investment returns fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Because it is expected that the U.S. Real Estate Portfolio will invest a substantial portion of its assets in real estate investment trusts ("REITs") and the European Real Estate and Asian Real Estate Portfolios may invest a portion of their assets in REITs, the Portfolios may also be subject to certain risks associated with the direct investments of REITs. The Portfolios may invest in certain derivatives, including options, futures, options on futures and swaps. These investments entail certain costs and risks, including imperfect correlation between the value of securities held by a Portfolio and the value of the particular derivative instrument, and the risk that a Portfolio could not close out a derivatives position when it would be most advantageous to do so. The Portfolios may invest in securities of foreign issuers, including issuers located in emerging markets, which are subject to certain risks not typically associated with domestic securities. Securities of issuers located in emerging markets may pose greater liquidity risks and other risks not typically associated with investing in more established markets. The Portfolios may invest in foreign currency forward contracts to protect the U.S. dollar value of securities held by the Portfolios against exchange rate fluctuation. Because the Portfolios are non-diversified portfolios, the Portfolios will invest a greater proportion of their assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk with respect to their portfolio securities. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Portfolio is described below, together with the policies the Portfolios employ in their efforts to achieve these objectives. Each Portfolio's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. There is no assurance that the Portfolios will attain their objectives. The investment policies described below are non-fundamental policies and may be changed without shareholder approval.

    Each of the Portfolios invests in equity securities of companies in the real estate industry. Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred stocks, equity-linked securities and shares or units of beneficial interest in specialized ownership vehicles, such as property unit trusts and real estate investment trusts ("REITs"). For purposes of each Portfolio's investment policies, a company is principally engaged in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. For example, companies in the real estate industry may include, among others: real estate development companies, real estate operating companies, companies principally engaged in the ownership of income-producing real property, specialized ownership vehicles, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. In addition to the investments and strategies described below, the Portfolios may invest in certain securities and obligations as set forth in "Additional Investment Information" below.

EUROPEAN REAL ESTATE PORTFOLIO

    The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. The Portfolio seeks to achieve its objective by investing primarily in securities of European issuers, including those located in Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom. Investments may also be made in equity securities of companies located in the smaller and emerging markets of Europe.

    The Portfolio will invest primarily in securities which are traded on recognized stock exchanges in Europe and in equity securities of companies organized under the laws of a European country whose business is conducted principally in Europe. The Portfolio may also invest in Depositary Receipts of European issuers and, to the extent that they become available, REITs that invest in Europe. At least 65% of the total assets of the Portfolio will be invested in equity securities of companies principally engaged in the European real estate industry. While the Portfolio is not limited in the portion of its assets that may be invested in a single country, it currently intends to spread its investments among several countries to reduce investment risk and currency risk.

    The Portfolio's investments may include securities of companies located in emerging countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Additional Investment Information."

ASIAN REAL ESTATE PORTFOLIO

    The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. The Portfolio seeks to achieve its objective by investing primarily in equity securities which are traded on recognized stock exchanges in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Portfolio may also invest in Depositary Receipts of Asian issuers and, to the extent that they become available, REITs that invest in Asia.

    The Portfolio will invest primarily in the more established Asian markets, including Singapore, Malaysia, Hong Kong and Thailand, but additional opportunities also are sought in markets such as South Korea and Taiwan and other emerging markets that are open to foreign investment. In addition, the Portfolio may invest in Japan, Australia and New Zealand. At least 65% of the total assets of the Portfolio will be invested in equity securities of companies principally engaged in the Asian real estate industry. While the Portfolio is not limited in the portion of its assets that may be invested in a single country, it currently intends to spread its investments among several countries to reduce investment risk and currency risk. Allocation of investments will depend on the relative attractiveness of the stocks of companies in the respective countries. Government regulation and restrictions in many of the countries of Asia may limit the amount, mode and extent of investment in companies of such countries.

    The Portfolio's investments will include securities of companies located in emerging countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Additional Investment Information."

U.S. REAL ESTATE PORTFOLIO

    The investment objective of the U.S. Real Estate Portfolio is to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including substantial investment in REITs. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. The Portfolio seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the S&P 500.

    Any remaining assets not invested as described above may be invested in certain securities or obligations, including derivative securities, as set forth in "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

    CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES. The Portfolios may invest in securities such as convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. The Portfolios may also invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial, or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market, although the market for such securities is fairly developed and generally liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income-producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

    DEPOSITARY RECEIPTS. The Portfolios may invest in Depositary Receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts are or become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. The issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolios may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Portfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

    FIXED INCOME SECURITIES. Under normal circumstances, each Portfolio may invest up to 35% of its total assets in (i) debt securities issued or guaranteed by real estate companies or secured by real estate assets which are, at the time of purchase, rated investment grade by a nationally recognized statistical rating organization ("NRSRO") or determined by the Adviser to be of comparable quality; (ii) high quality money market instruments; and (iii) high-grade debt securities, consisting of corporate debt securities and U.S. and foreign government securities. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. Securities rated in the lowest category of investment grade securities have speculative characteristics. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value. Although a Portfolio is not required to sell securities whose quality declines below investment grade, the Adviser will consider such quality in determining whether to maintain the Portfolio's investment in such securities.

    FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolios may enter into foreign currency forward contracts ("forward contracts") that provide for the purchase or sale of an amount of a specified currency at a future date. The Portfolios may use such contracts to protect against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, lock in the U.S. dollar value of dividends and interest on securities held by the Portfolio, and generally to protect the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuation. While forward contracts may limit losses as a result of exchange rate fluctuations, they will also limit any gains that might otherwise have been realized. The Portfolio's Custodian may be required to place cash or liquid securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Portfolio's commitments with respect to such contracts. The Portfolios may also invest in currency options, futures and options on futures. See "Derivative Instruments" below.

    FOREIGN INVESTMENT. Each Portfolio may invest in securities of foreign issuers. Investment in securities of foreign issuers involves investment risks somewhat different from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers generally are not subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolios by domestic companies, and it is not expected that the U.S. Real Estate Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. Many of the emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of each Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies.

    The Asian Real Estate Portfolio may invest in securities of issuers located in Hong Kong. Hong Kong was established as a British colony in the 1840's and, until recently, was governed by Great Britain through an appointed Governor. Effective July 1, 1997, Hong Kong reverted to Chinese sovereignty and is governed as a Special Administrative Region of China. Although China has made certain commitments to preserve the economic and social freedoms enjoyed in Hong Kong during British rule, there can be no assurances that China's commitments will be maintained. Action taken by the Chinese government which limits or causes uncertainty with regard to these economic and social freedoms could have an adverse affect on the Portfolio's investments in securities of issuers located in Hong Kong.

    INVESTMENT FUNDS. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Portfolios may invest in these investment funds subject to the provisions of the 1940 Act and other applicable laws. If a Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    Certain of the investment funds referred to in the preceding paragraph are advised by the Adviser. The Portfolios may, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable law, invest in these investment funds. If a Portfolio elects to make an investment in such an investment fund, it will only purchase the securities of such investment fund in the secondary market.

    LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will not enter into securities loan transactions exceeding, in the aggregate, 33 1/3% of the market value of its total assets.

    MONEY MARKET INSTRUMENTS. The Portfolios are permitted to invest in money market instruments, although the Portfolios intend to stay invested in securities satisfying their primary investment objectives to the extent practical. Consistent with their investment policies, the Portfolios may make money market investments pending other investment or settlement for liquidity. In addition, the Portfolios may invest in money market instruments for temporary, defensive purposes during adverse market conditions. The money market investments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank obligations (including certificates of deposit), other debt securities and repurchase agreements.

    NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. Each Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

    As a general matter, each Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") will not be included within the foregoing 15% restriction if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

    REITS. A substantial portion of the U.S. Real Estate Portfolio's total assets will be invested in securities of REITs. The European Real Estate and Asian Real Estate Portfolios may also, to the extent they become available, invest in REITs that invest in Europe or Asia, respectively. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The U.S. Real Estate Portfolio will invest primarily in Equity REITs.

    A shareholder in any of the Portfolios should realize that by investing in REITs indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio but also, indirectly, the management expenses of underlying REITs. Because it is expected that the U.S. Real Estate Portfolio will invest a substantial portion of its assets in REITs and the European Real Estate and Asian Real Estate Portfolios may invest a portion of their assets in REITs, the Portfolios will also be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Portfolio may invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

    REAL ESTATE INVESTING. Each of the Portfolios invests primarily in equity securities of issuers engaged in the real estate industry, which entails certain risks and considerations of which an investor should be aware. In particular, securities of such issuers may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios' investments.

    REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Fund's Board of Directors. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week, and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities, with a market value at least equal to the purchase price (including accrued interest) as collateral and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited. The Portfolios may not enter into repurchase agreements with more than seven days to maturity if, as a result, more than 15% of the market value of the Portfolio's net assets are invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid.

    SPECIALIZED OWNERSHIP VEHICLES. Each Portfolio may invest in specialized ownership vehicles which pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Portfolios' shareholders to indirectly bear certain additional operating expenses.

    TEMPORARY INVESTMENTS. For temporary, defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in dollar and non-dollar denominated money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The short- and medium-term debt securities in which the Portfolios may invest consist of (i) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Portfolio's credit quality standards; and (v) repurchase agreements with banks and broker-dealers with respect to such securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolios may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The Portfolios will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Portfolios not to enter into when-issued commitments exceeding, in the aggregate, 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

DERIVATIVE INSTRUMENTS

    The Portfolios are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured investments and structured notes, caps, floors, collars and swaps. Additionally, the Portfolios may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Portfolios. Each Portfolio will limit its use of derivative instruments to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. The Portfolios' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limit described above.

    The Portfolios may use derivative instruments under a number of different circumstances to further their investment objectives. The Portfolios may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Portfolio may purchase derivatives to quickly gain exposure to a market in response to changes in the Portfolio's asset allocation policy or if the Portfolio receives an inflow of investable cash and at that time the derivative provides greater liquidity than the underlying securities market. A Portfolio may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and under other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Portfolios may invest and the risks related thereto are described in more detail below.

    CAPS, FLOORS AND COLLARS. The Portfolios may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Portfolios may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Portfolios may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Portfolios may engage in transactions in interest rate futures. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

    OPTIONS TRANSACTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Portfolio also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Portfolio's obligation as writer of the option continues. The Portfolios may only write options that are "covered." A covered call option means that so long as the Portfolio is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option; or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Portfolio incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Portfolios may also write options that may be exercised by the purchaser only on a specific date. A Portfolio that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Portfolios may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such options markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.

    STRUCTURED NOTES. Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

    SWAPS -- SWAP CONTRACTS. Swaps and swap contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket or index thereof for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    As non-diversified investment companies, the Portfolios are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, each Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the Portfolio's securities were diversified among more issuers. The Portfolios, however, intend to comply with the diversification requirements imposed by the Code for qualification as regulated investment companies. In addition, each Portfolio will concentrate in the real estate industry, but will not invest more than 25% of its total assets in the securities of companies in any one other industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry). See "Investment Limitations" in the Statement of Additional Information.

    Each Portfolio operates under certain investment restrictions that are deemed fundamental limitations and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares and under certain non-fundamental investment limitations that may be changed without shareholder approval. For additional information on fundamental and non-fundamental limitations, see "Investment Limitations" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. is the Adviser and Administrator of the Fund and each Portfolio. The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. Set forth below as an annual percentage of average daily net assets are the management fees payable to the Adviser quarterly by each Portfolio pursuant to terms of the Investment Advisory Agreement. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause total annual operating expenses of the Portfolios to exceed the maximums set forth in the table below.

                                                                                            MAXIMUM TOTAL OPERATING
                                                                                           EXPENSES AFTER FEE WAIVERS
                                                                                           --------------------------
PORTFOLIO                                                               MANAGEMENT FEE       CLASS A       CLASS B
--------------------------------------------------------------------  -------------------  ------------  ------------
European Real Estate Portfolio......................................           0.80%             1.00%         1.25%
Asian Real Estate Portfolio.........................................           0.80%             1.00%         1.25%
U.S. Real Estate Portfolio..........................................           0.80%             1.00%         1.25%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley, Dean Witter, Discover & Co. is the direct parent of the Adviser and Morgan Stanley. At August 31, 1997, the Adviser (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund" in the Statement of Additional Information.

    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Portfolios noted below:

    EUROPEAN REAL ESTATE PORTFOLIO. -- JAN WILLEM DE GEUS. Jan Willem de Geus joined the Adviser in 1997. He is responsible for the Adviser's real estate investment management business in Europe, with a focus on real estate securities research. He has had primary management responsibility for the Portfolio since it commenced operations. Before joining the Adviser, he was employed at the Dutch Metalworkers Pensionfund (MPMA), where he worked for four years in the international real estate department. At the MPMA he was involved in the acquisition of direct real estate, was responsible for selecting REIT managers in the United States, and was a portfolio manager of international real estate securities. He graduated from the University of Nijmegen in 1991 with a doctorate in city planning with a specialization in real estate and received a masters degree in real estate investment from the Pennsylvania State University in 1993. He is currently in the final stage of finishing his RBA (the Dutch equivalent of an American CFA).

    ASIAN REAL ESTATE PORTFOLIO. -- KIAT SENG SEAH. Kiat Seng Seah joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Principal and is responsible for investments in Taiwan, Korea and Singapore. He has had primary management responsibility for the Portfolio since it commenced operations. Previously, Kiat Seng worked at Barclays de Zoete Wedd (BZW), where he was a senior investment analyst, with particular responsibility for coverage of the real estate sectors in Singapore and Malaysia, and helped pioneer BZW's research effort in Singapore. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who spent a total of four years as a real estate appraiser, first for the New Zealand Government and then for the Singapore Ministry of Finance. He was a Colombo Plan Scholar at the University of Auckland, New Zealand and graduated with a degree in Property Administration.

    U.S. REAL ESTATE PORTFOLIO. -- RUSSELL C. PLATT AND THEODORE R.
BIGMAN. Russell Platt joined Morgan Stanley in 1982 and currently is a Managing Director of the Adviser. Mr. Platt has primary responsibility for managing the real estate securities investment business for the Adviser and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). Previously, Mr. Platt served as a Director of MSREF, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley's Transaction Development Group, which was responsible for identifying and structuring real estate investment opportunities for the Firm and its clients worldwide. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London office, where he was responsible for European transaction development. Prior to this, he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Platt graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986.

    Theodore Bigman joined Morgan Stanley in 1995 and currently is a Principal of the Adviser. Together with Russell Platt, he is responsible for the Adviser's real estate securities research. Prior to joining the Adviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. While at CS First Boston, Mr. Bigman established and managed the REIT effort, including primary responsibility for $2.5 billion of initial public offering by real estate investment trusts. Previously, Mr. Bigman had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition and sale of several real estate companies. Mr. Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987.

    ADMINISTRATOR. The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal laws. The Administration Agreement also provides that the Administrator, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

    Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), Chase provides certain administrative services to the Fund through its corporate affiliate, Chase Global Funds Services Company ("CGFSC"). The Adviser supervises and monitors such administrative services provided by CGFSC. Their services are also subject to the supervision of the Board of Directors of the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    DIRECTORS AND OFFICERS. Pursuant to the Fund's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Administrator, Distributor and other service providers. The officers of the Fund conduct and supervise its daily business operations.

    DISTRIBUTOR. Morgan Stanley serves as the exclusive Distributor of the shares of the Fund. Under its Distribution Agreement with the Fund, Morgan Stanley sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio.

    The Portfolios currently offer only the classes of shares offered by this Prospectus. The Portfolios may in the future offer one or more classes of shares with features, distribution expenses or other expenses that are different from those of the classes currently offered.

    The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). Under each Plan, the Distributor is entitled to receive from each Portfolio a distribution fee, which is accrued daily and paid quarterly, of 0.25% of the Class B shares' average daily net assets on an annualized basis. The Distributor expects to reallocate most of its fee to its investment representatives. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and each of the Distributor and the Adviser is free to make additional payments out of its own assets to promote the sale of Fund shares, including payments that compensate financial institutions for distribution services or shareholder services.

    Each Plan is designed to compensate the Distributor for its services, not to reimburse the Distributor for its expenses, and the Distributor may retain any portion of the fee that it does not expend in fulfillment of its obligations to the Fund.

    EXPENSES. Each Portfolio is responsible for payment of certain other fees and expenses (including legal fees, accountant's fees, custodial fees, and printing and mailing costs) as specified in its agreements with the Adviser and Morgan Stanley.

                               PURCHASE OF SHARES

    Class A and Class B shares of each Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order by the Portfolio. See "Valuation of Shares."

MINIMUM INVESTMENT AND ACCOUNT SIZES; CONVERSION FROM CLASS A TO CLASS B SHARES

    For a Portfolio account opened on or after January 2, 1996 (a "New Account"), the minimum initial investment and minimum account size are $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. Certain advisory or asset allocation accounts, such as Total Funds Management accounts, managed by Morgan Stanley or its affiliates, including the Adviser ("Managed Accounts") may purchase Class A shares without being subject to any minimum initial investment or minimum account size requirements for a Portfolio account. Employees of the Adviser and certain of its affiliates may purchase Class A shares subject to conditions, including a lower minimum initial investment, established by officers of the Fund.

    If the value of a New Account containing Class A shares falls below $500,000 (but remains at or above $100,000) because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $500,000 (but remains at or above $100,000) for a continuous 60-day period, the Class A shares in such account will convert to Class B shares and will be subject to the distribution fee and other features applicable to the Class B shares. The Fund, however, will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversions between share classes are not a taxable event to the shareholder.

    Shares in a Portfolio account opened prior to January 2, 1996 (a "Pre-1996 Account") were designated Class A shares on January 2, 1996. Shares in a Pre-1996 Account with a value of $100,000 or more on March 1, 1996 (a "Grandfathered Class A Account") remained Class A shares regardless of account size thereafter. Except for shares in a Managed Account, shares in a Pre-1996 Account with a value of less than $100,000 on March 1, 1996 (a "Grandfathered Class B account") converted to Class B shares on March 1, 1996. Grandfathered Class A Accounts and Managed Accounts are not subject to conversion from Class A shares to Class B shares.

    Investors may also invest in the Fund by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

    The minimum investment levels may be waived at the discretion of the Adviser for (i) certain employees and customers of Morgan Stanley or its affiliates and certain trust departments, brokers, dealers, agents, financial planners, financial services firms, or investment advisers that have entered into an agreement with Morgan Stanley or its affiliates; and (ii) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." The Fund reserves the right to modify or terminate the conversion features of the shares as stated above at any time upon 60-days notice to shareholders.

    The Adviser reserves the right in its sole discretion to determine which of such advisory or asset allocation accounts shall be Managed Accounts. For information regarding Managed Accounts, please contact your Morgan Stanley account representative or the Fund at the telephone number provided on the cover of this Prospectus.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

    If the value of a New Account falls below $100,000 because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

    Grandfathered Class A Accounts, Grandfathered Class B Accounts and Managed Accounts are not subject to involuntary redemption. The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60-days notice to shareholders.

CONVERSION FROM CLASS B TO CLASS A SHARES

    If the value of Class B shares in a Portfolio account increases, whether due to shareholder share purchases or market activity, to $500,000 or more, the Class B shares will convert to Class A shares. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements that are applicable to New Accounts containing Class A shares, as stated above. The Fund reserves the right to modify or terminate this conversion feature at any time upon 60-days notice to shareholders.

INITIAL PURCHASES DIRECTLY FROM THE FUND

    The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

1) BY CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check ($500,000 minimum for Class A shares of each Portfolio and $100,000 for Class B shares of each Portfolio, with certain exceptions for Morgan Stanley employees and select customers) payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]" to:

      Morgan Stanley Institutional Fund, Inc.
      P.O. Box 2798
      Boston, Massachusetts 02208-2798

  Payment will be accepted only in U.S. dollars, unless prior approval for payment by other currencies is given by the Fund. The class(es) of shares of the Portfolio(s) to be purchased should be designated on the Account Registration Form. For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus, your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the relevant Portfolio determined on the next business day after receipt.

2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. In order to ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:

A. Telephone the Fund (toll free: 1-800-548-7786) and provide us with your name, address, telephone number, Social Security or Tax Identification Number, the portfolio(s) selected, the class selected, the amount being wired, and by which bank. We will then provide you with a Fund account number. (Investors with existing accounts should also notify the Fund prior to wiring funds).

B. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account (be sure to have your bank include the name of the portfolio(s) selected, the class selected, and the account number assigned to you) as follows:

    The Chase Manhattan Bank
    One Manhattan Plaza
    New York, NY 10081-1000
    ABA #021000021
    DDA #910-2-733293
    Attn: Morgan Stanley Institutional Fund, Inc.
    Ref: (Portfolio name, your account number, your account name)

    Please call the Fund at 1-800-548-7786 prior to wiring funds.

C. Complete and sign the Account Registration Form and mail it to the address shown thereon.

  The purchase price of the Class A and Class B shares of each Portfolio is the net asset value next determined after the order is received. See "Valuation of Shares." An order received prior to the regular close of the New York Stock Exchange ("NYSE"), which is currently 4:00 p.m. Eastern Time, will be executed at the price computed on the date of receipt; an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day.

  Federal Funds purchase orders will be accepted only on a day on which the Fund and Chase (the "Custodian Bank") are open for business. Your bank may charge a service fee for wiring Federal Funds.

3) BY BANK WIRE. The same procedure outlined under "By Federal Funds Wire" above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is received and the bank handling the wire. Prior to such conversion, an investor's money will not be invested and, therefore, will not be earning dividends. Your bank may charge a service fee for wiring funds.

ADDITIONAL INVESTMENTS

    You may add to your account at any time (minimum additional investment $1,000 for each portfolio, except for automatic reinvestment of dividends and capital gains distributions for which there are no minimums) by purchasing shares at net asset value by mailing a check to the Fund (payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account name, the portfolio name and the class selected be specified in the letter or wire to assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Fund's representatives (toll free: 1-800-548-7786) prior to the wire date. Additional investments will be applied to purchase additional shares in the same class held by a shareholder in a Portfolio account.

OTHER PURCHASE INFORMATION

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential between the classes.

    In the interest of economy and convenience, and because of the operating procedures of the Fund, certificates representing shares of the Portfolio(s) will not be issued. All shares purchased are confirmed to you and credited to your account on the Fund's books maintained by the Adviser or its agents. You will have the same rights and ownership with respect to such shares as if certificates had been issued.

    To ensure that checks are collected by the Fund, withdrawals of investments made by check are not permitted at present until payment for the purchase has been received, which may take up to eight business days after the date of purchase. As a condition of this offering, if a purchase is cancelled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

    Investors may also invest in the Fund by purchasing shares through the Distributor.

EXCESSIVE TRADING

    Frequent trades involving either substantial portfolio assets or a substantial portion of your account or accounts controlled by you can disrupt management of a Portfolio and raise its expenses. Consequently, in the interest of all the shareholders of the Portfolios and the Portfolios' performance, the Fund may in its discretion bar a shareholder that engages in excessive trading of shares of any class of a portfolio from further purchases of shares of the Fund for an indefinite period. The Fund considers excessive trading to be more than one purchase and sale involving shares of the same class of a Portfolio of the Fund within any 120-day period. As an example, exchanging shares of portfolios of the Fund as follows amounts to excessive trading: exchanging shares of Portfolio A for shares of Portfolio B, then exchanging shares of Portfolio B for shares of Portfolio C and again exchanging shares of Portfolio C for shares of Portfolio B within a 120-day period. Two types of transactions are exempt from these excessive trading restrictions: (1) trades exclusively between money market portfolios; and (2) trades done in connection with an asset allocation service, such as a TFM Account or accounts managed or advised by the Adviser and/or any of its affiliates.

INVESTMENT IN FUNDS THROUGH A TOTAL FUNDS MANAGEMENT ("TFM") ACCOUNT

    In addition to the considerable diversification among individual securities you receive by investing in a particular Portfolio, you can further reduce risk by spreading your assets among several different Portfolios that each have different risk and return characteristics. TFM is an active investment management service managed by Morgan Stanley or its affiliates, including Morgan Stanley Asset Management Inc. (each, a "TFM Adviser"), that allocates your investments across a combination of either Class A or Class B shares of certain of the Portfolios selected to meet your long-term investment objectives as well as, in certain circumstances, your current income objectives.

    The TFM Adviser has developed investment strategies for TFM Accounts to meet the diverse financial needs of different investors. You can open a TFM Account by meeting with one of the investment professionals of a Participating Dealer who will review your situation and help you identify your long-term investment and/or current income objectives. After using TFM criteria to determine your long-term investment and/or current income objectives, you can choose one of several TFM investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Class A or Class B shares of the Portfolios. Depending on market conditions, the TFM Adviser periodically reallocates the combination of Portfolios or the percentage amounts invested in the shares of each Portfolio to implement your TFM investment strategy. In addition, your TFM Account will be periodically rebalanced to maintain your TFM strategy's current asset allocation mix, if and when the performance of one or more of the Portfolios unbalances the strategy's mix. You will pay the TFM Adviser a fee for the TFM Account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Portfolios. See "Fund Expenses."

    From time to time, one or more of the Portfolios used for investment by the TFM Accounts may experience relatively large investments or redemptions due to the TFM Account allocations or rebalancings recommended by the TFM Adviser. These transactions will affect the Portfolios, since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Portfolios that receive additional cash will have to invest it in additional portfolio securities. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Portfolios, is committed to minimizing the impact of TFM Account transactions on the Portfolios. The Adviser, however, will have a conflict in fulfilling this responsibility in that it also serves as a TFM Adviser. In that capacity, the Adviser, representing the interests of the TFM Accounts, also is committed to minimizing the impact of TFM Account transactions on the Portfolios to the extent consistent with pursuing the investment objectives of the TFM Accounts. In addition, an affiliate of the TFM Adviser, the Distributor is compensated on the sale, and may be compensated for distribution or shareholder services on the sale of shares of the Portfolios. See "Purchase of Shares" and "Shareholder Services -- Exchange Features." The Adviser will monitor the impact of TFM Account transactions on the Portfolios.

                              REDEMPTION OF SHARES

    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that redemption proceeds from purchases made by check are not permitted to be withdrawn until payment of the purchase price has been collected, which may take up to eight business days after purchase. The Fund will redeem Class A shares or Class B shares of each Portfolio at the next determined net asset value of shares of the applicable class. On days that both the NYSE and the Custodian Bank are open for business, the net asset value per share of each of the Portfolios is determined at the regular close of trading of the NYSE (currently 4:00 p.m.

Eastern Time). Shares of each Portfolio may be redeemed by mail or telephone. No charge is made for redemption. Any redemption may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by a Portfolio.

BY MAIL

    Each Portfolio will redeem its Class A or Class B shares at the net asset value determined on the date the request is received, if the request is received in "good order" before the regular close of the NYSE. Your request should be addressed to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.

    "Good order" means that the request to redeem shares must include the following documentation:

        (a) A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) Any required signature guarantees (see "Further Redemption Information" below); and

        (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with a Fund representative.

BY TELEPHONE

    Provided you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by regular mail or express mail and it will be implemented at the net asset value next determined after it is received. Redemption requests sent to the Fund through express mail must be mailed to the address of the Dividend Disbursing and Transfer Agent listed under "General Information." The Fund and the Fund's transfer agent (the "Transfer Agent") will employ reasonable procedures to confirm that the instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

    To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

FURTHER REDEMPTION INFORMATION

    Normally the Fund will make payment for all shares redeemed within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date upon which redemptions are effected at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

    To protect your account, the Fund and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information.

                              SHAREHOLDER SERVICES

EXCHANGE FEATURES

    You may exchange shares that you own in any Portfolio for shares of any other available portfolio(s) of the Fund (other than the International Equity and Emerging Markets Portfolios, which are closed to new investors). If you exchange shares of a portfolio with more than one class, the class of shares you receive in the exchange will be determined in the same manner as any other purchase of shares and will not be based on the class of shares surrendered for the exchange. Consequently, the same minimum initial investment and minimum account size for determining the class of shares received in the exchange will apply. See "Purchase of Shares." Shares of the portfolios may be exchanged by mail or telephone. The privilege to exchange shares by telephone is automatic and made available without shareholder election. Before you make an exchange, you should read the prospectus of the portfolio(s) in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege may be modified or terminated by the Fund at any time upon 60-days notice to shareholders.

BY MAIL

    In order to exchange shares by mail, you should include in the exchange request the name, class of shares and account number of your current Portfolio, the name(s) of the portfolio(s) and class(es) of shares into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798.

BY TELEPHONE

    When exchanging shares by telephone, have ready the name, class of shares and account number of your current Portfolio, the names of the portfolio(s) and class(es) of shares into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the class(es) of the portfolios involved in the exchange of shares at the close of business. Requests received after 4:00 p.m. (Eastern Time) are processed the next business day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Portfolio shares to another person by writing to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring the registration of shares may affect the eligibility of your account for a given class of the Portfolio's shares and may result in involuntary conversion or redemption of your shares. See "Purchase of Shares" above.

                              VALUATION OF SHARES

    The net asset value per share of a class of shares of each of the Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less any liabilities attributable to such class, by the total number of outstanding shares of each class of the Portfolio. Net asset value is calculated separately for each class of the Portfolios. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional-size, trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which quotations are not readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid and asked price for such currencies against the U.S. dollar last quoted by any major bank.

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of the Class A shares as a result of the distribution expense charged to Class B shares.

                            PERFORMANCE INFORMATION

    The Fund may from time to time advertise total return for each class of a Portfolio. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

    Each of the Portfolios may advertise "total return" which shows what an investment in a class of a Portfolio would have earned over a specified period of time (such as one, five or ten years), assuming that all distributions and dividends by the Portfolio were reinvested in the same class on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes that may be payable on dividends and distributions or on redemption. The Fund may also include comparative performance information in advertising or marketing the Portfolios' shares, including data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices.

    The performance figures for Class B shares will generally be lower than those for Class A shares because of the distribution fee charged to Class B shares.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    All income dividends and capital gains distributions for a class of shares will be automatically reinvested in additional shares at net asset value, except that, upon written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the Account Registration Form, a shareholder may elect to receive income dividends and capital gains distributions in cash.

    Each Portfolio expects to distribute substantially all of its taxable net investment income in the form of quarterly dividends. Net realized capital gains, if any, after reduction for any available tax loss carryforwards will also be distributed annually.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to income tax.

    Because of the distribution fee and any other expenses that may be attributable to the Class B shares, the net income attributable to and the dividends payable on Class B shares will be lower than the net income attributable to and the dividends payable on Class A shares. As a result, the net asset value per share of the classes of the Portfolios will differ at times. Expenses of the Portfolios allocated to a particular class of shares will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

    No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

    Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so that the Portfolio will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

    Each Portfolio intends to distribute substantially all of its taxable net investment income (including, for this purpose, the excess of net short-term capital gain over net long-term capital loss) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for the corporate dividend received deduction.

    Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

    Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gain over short-term and long-term capital loss) prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by the shareholders in that year if the distributions are paid by the Portfolio at any time during the following January.

    The Fund may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

    The sale, redemption or exchange of shares will result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceeds or is less than the shareholder's adjusted tax basis in the redeemed, exchanged or sold shares. Any such taxable gain or loss generally will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. If capital gains distributions have been made with respect to shares that are sold at a loss after being held for six months or less, however, the loss is treated as a long-term capital loss to the extent of the capital gains distributions.

    Conversions of shares between classes are not taxable events to the shareholder.

    Shareholders are urged to consult with their tax advisers concerning the application of state and local income taxes to investments in a Portfolio, which may differ from the federal income tax consequences described above.

    Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Asian Real Estate Portfolio or the European Real Estate Portfolio is liable for foreign income taxes so withheld, such Portfolio intends to operate so as to meet the requirements of the Code to pass through to its shareholders credit, if any, for foreign income taxes paid. Although each of the Asian Real Estate and European Real Estate Portfolios intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that it will be able to do so.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A PORTFOLIO.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios. The Adviser seeks the best execution of all portfolio transactions. A portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

    It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable portfolio to their clients or who act as agents in the purchase of shares of the portfolios for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser, including Morgan Stanley, to effect portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. For such transactions, the commission rates and other remuneration paid to Morgan Stanley or other affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period.

PORTFOLIO TURNOVER

    The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its respective objective and policies. For the fiscal year ended December 31, 1996, the U.S. Real Estate Portfolio had a portfolio turnover rate of 171%. The European Real Estate and Asian Real Estate Portfolios are not expected to have portfolio turnover rates in excess of 100%. If portfolio turnover exceeds 100%, the Portfolios may expect to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Fund was organized as a Maryland corporation on June 16, 1988. The Articles of Incorporation, as amended and restated, permit the Fund to issue up to 38 billion shares of common stock, with $.001 par value per share. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Fund. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes. The shares of common stock of each Portfolio are currently classified into two classes, the Class A shares and the Class B shares, except for the International Small Cap, Money Market and Municipal Money Market Portfolios which offer only Class A shares.

    The shares of each Portfolio, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as defined in the 1940 Act) such Portfolio. Under Maryland law, the Fund is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

REPORTS TO SHAREHOLDERS

    The Fund will send to its shareholders annual, semi-annual and quarterly reports; the financial statements appearing in annual reports are audited by independent accountants. Monthly unaudited portfolio data is also available from the Fund upon request.

    In addition, the Adviser, or its agent, as Transfer Agent, will send to each shareholder having an account directly with the Fund a monthly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid.

CUSTODIAN

    Chase is the Fund's custodian for domestic and certain foreign assets. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of the Adviser and the Distributor, acts as the Fund's custodian for assets held outside the United States and employs subcustodians approved by the Board of Directors of the Fund in accordance with regulations of the Securities and Exchange Commission for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as Dividend Disbursing and Transfer Agent for the Fund.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.

LITIGATION

    The Fund is not involved in any litigation.

   MORGAN STANLEY INSTITUTIONAL FUND, INC.
          EUROPEAN REAL ESTATE, ASIAN REAL ESTATE AND U.S. REAL ESTATE
PORTFOLIOS
           P.O. BOX 2798, BOSTON, MA 02208-2798

                           ACCOUNT REGISTRATION FORM

                                                          If you need assistance in filling out this
                                                          form for the Morgan Stanley Institutional
      ACCOUNT INFORMATION                                 Fund, Inc., please contact your Morgan
      Fill in where applicable                            Stanley representative or call us toll free
                                                          1-800-548-7786. Please print all items except
                                                          signature, and mail to the Fund at the
                                                          address above.

  A)  REGISTRATION
      1. INDIVIDUAL
      2. JOINT TENANTS
        (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
        TENANCY IN COMMON
        IS INDICATED)

1.
                               First
Name                          Initial                               Last Name

2.
                               First
Name                          Initial                               Last Name

                               First
Name                          Initial                               Last Name


3.    CORPORATIONS,
      TRUSTS AND OTHERS
      Please call the Fund for additional documents that may be required to set up account and to authorize transactions.

3.

Type of               / / INCORPORATED  / / UNINCORPORATED   / / PARTNERSHIP  / / UNIFORM GIFT/TRANSFER TO MINOR
Registration:                           ASSOCIATION                             (ONLY ONE CUSTODIAN AND MINOR PERMITTED)

/ / TRUST ________________________  / / OTHER (Specify) ________________________

  B)  MAILING ADDRESS
      Please fill in completely, including
      telephone number(s).

/ / United States Citizen  / / Resident Alien
                   Street or P.O. Box
                   City
                   State                   Zip
Home Telephone No.                   Business Telephone No.

/ / Non-Resident Alien

Permanent Address (Where you reside permanently for tax purposes)
                   Street Address
                   City
                   Country                   Postal Code
Home Telephone No.                    Business Telephone No.

Current Mailing Address (If different from Permanent Address)
                   Street Address
                   City
                   Country
Postal Code
Home Telephone No.                   Business Telephone No.

  C)  TAXPAYER                                  Enter your Taxpayer Identification Number. For most individual taxpayers, this is
      IDENTIFICATION                            your Social Security Number.
      NUMBER
      1. INDIVIDUAL
      2. JOINT TENANTS
        (RIGHTS OF SURVIVORSHIP PRESUMED
      UNLESS
        TENANCY IN COMMON
        IS INDICATED)
      For Custodian account
      of a minor (Uniform
      Gifts/Transfers to Minor
      Acts), give the Social
      Security Number of
      the minor.
                                                1.           TAXPAYER IDENTIFICATION      OR               SOCIAL SECURITY NUMBER
                                                NUMBER ("TIN")                            ("SSN")

                                                2. TIN                                    OR SSN
                                                TIN                                       OR SSN
                                                IMPORTANT TAX INFORMATION
                                                You (as a payee) are required by law to provide us (as payer) with your correct
                                                TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service.
                                                Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
                                                You may be notified that you are subject to backup withholding under Section
                                                3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

  D)  PORTFOLIO AND                             For Purchase of the following
      CLASS SECTION                             Portfolio:                      / / Class A Shares $  / / Class B Shares $
      (Class A shares minimum $500,000 for      European Real Estate Portfolio  / / Class A Shares $  / / Class B Shares $
      each Portfolio and Class B shares         Asian Real Estate Portfolio     / / Class A Shares $  / / Class B Shares $
      minimum $100,000 for each Portfolio).     U.S. Real Estate Portfolio
      Please indicate name of Portfolio, class
      and amount.
                                                                                Total Initial Investment $

  E)  METHOD OF
      INVESTMENT
      Please indicate portfolio, manner of
      payment.

Payment by:

/ / Check (MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC.--PORTFOLIO NAME)

/ / Exchange $ From                                                                           -- - - - - - - - - - -- - -
                                                      Name of Portfolio             Account No.
/ / Account previously established by:  / / Phone exchange  / / Wire on                       -- - - - - - - - - - -- - -
                                                                                            Account No.               (Check
                                                                                      (Previously assigned by the Fund)     Digit)
                                                                            Date

  F)  DISTRIBUTION                              Income dividends and capital gains distributions (if any) to
      OPTION                                    be reinvested in additional shares unless either box below is checked.
                                                / / Income dividends to be paid in cash, capital gains
                                                distributions (if any) in shares.
                                                / / Income dividends and capital gains distributions (if
                                                any) to be paid in cash.

  G)  TELEPHONE                       / / I/we hereby authorize the Fund and
      REDEMPTION                      its agents to honor any telephone
      AND EXCHANGE                    requests to wire redemption proceeds to
      OPTION                          the commercial bank indicated at right
      Please select at time of        and/or mail redemption proceeds to the
      initial application if you      name and address in which my/our fund
      wish to redeem or exchange      account is registered if such requests
      shares by telephone. A          are believed to be authentic.
      SIGNATURE GUARANTEE IS          The Fund and the Fund's Transfer Agent
      REQUIRED IF BANK ACCOUNT IS     will employ reasonable procedures to
      NOT REGISTERED IDENTICALLY TO   confirm that instructions communicated
      YOUR FUND ACCOUNT.              by telephone are genuine. These
      TELEPHONE REQUESTS FOR          procedures include requiring the
      REDEMPTIONS OR EXCHANGE WILL    investor to provide certain personal
      NOT BE HONORED UNLESS THE BOX   identification information at the time
      IS CHECKED.                     an account is opened and prior to
                                      effecting each transaction requested by
                                      telephone. In addition, all telephone
                                      transaction requests will be recorded
                                      and investors may be required to provide
                                      additional telecopied written
                                      instructions of transaction requests.
                                      Neither the Fund nor the Transfer Agent
                                      will be responsible for any loss,
                                      liability, cost or expense for following
                                      instructions received by telephone that
                                      it reasonably believes to be genuine.

  G)
      Name of COMMERCIAL Bank (Not Savings Bank)
      Bank Account No.
                                                   Bank ABA No.
      Name(s) in which your Bank Account is Established
      Bank's Street Address
      City                           State                           Zip

  H)  INTERESTED PARTY
      OPTION                                                                                      Name
      In addition to the
      account statement sent to
      my/our registered                                                                          Address
      address, I/we hereby
      authorize the Fund to      City         State         Zip Code
      mail duplicate statements
      to the name and address
      provided at right.

  I)  DEALER
      INFORMATION
                                                Representative Name                        Representative
                                                No.                            Branch
                                                No.

  J)  SIGNATURE OF
      ALL HOLDERS
      AND TAXPAYER
      CERTIFICATION
      Sign Here ,

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of the Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms.
  BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS
COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES BELOW):
/ / U.S. CITIZEN(S)/TAXPAYER(S):
       / / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE
           ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING; (B) I/WE
           HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A
           RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO
           LONGER SUBJECT TO BACKUP WITHHOLDING.
       / / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE
           SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER
           TO CHASE GLOBAL FUNDS SERVICES COMPANY ("CGFSC") WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL
           TO FURNISH MY/OUR CORRECT SSN(S) OR TIN(S), I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON
           DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH
           FORM BY CALLING CGFSC AT 800-282-4404.
/ / NON-U.S. CITIZEN(S)/TAXPAYER(S)
  UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN
PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
REQUIRED TO AVOID BACKUP WITHHOLDING.

(X)                                                           (X)
Signature                                            Date     Signature (if joint account, both must sign)   Date

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses.............................................................    2
Financial Highlights......................................................    4
Prospectus Summary........................................................    6
Investment Objectives and Policies........................................   10
Additional Investment Information.........................................   11
Investment Limitations....................................................   21
Management of the Fund....................................................   21
Purchase of Shares........................................................   24
Redemption of Shares......................................................   28
Shareholder Services......................................................   30
Valuation of Shares.......................................................   31
Performance Information...................................................   32
Dividends and Capital Gains Distributions.................................   32
Taxes.....................................................................   33
Portfolio Transactions....................................................   34
General Information.......................................................   35
Account Registration Form

                         EUROPEAN REAL ESTATE PORTFOLIO
                          ASIAN REAL ESTATE PORTFOLIO
                           U.S. REAL ESTATE PORTFOLIO
                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.

                                  Common Stock
                               ($.001 PAR VALUE)

                                 -------------
                                   PROSPECTUS
                                 -------------

                               Investment Adviser
                                 Morgan Stanley
                             Asset Management Inc.

                                  Distributor
                              Morgan Stanley & Co.
                                  Incorporated

                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.
                      P.O. BOX 2798, BOSTON, MA 02208-2798